Exhibit 99.1

LETTER OF TRANSMITTAL

IDEARC INC.

OFFER TO EXCHANGE ITS

8% SENIOR NOTES DUE 2016

THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

FOR ANY AND ALL OF ITS OUTSTANDING

UNREGISTERED 8% SENIOR NOTES DUE 2016

PURSUANT TO THE

PROSPECTUS DATED MAY     , 2007

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,

ON                     , 2007 UNLESS THE OFFER IS EXTENDED

Deliver to U.S. Bank National Association

(the “Exchange Agent”)

By Overnight Courier or Registered or Certified Mail: U.S. Bank National Association Attn: Specialized Finance Department 60 Livingston Avenue St. Paul, Minnesota 55107	By Facsimile Transmission (for Eligible Institutions Only): 651-495-8158

By Hand Delivery: U.S. Bank National Association Attn: Specialized Finance Department 60 Livingston Avenue St. Paul, Minnesota 55107	To confirm by telephone or for information: 800-934-6802

Delivery of this Letter of Transmittal to an address or transmission of this Letter of Transmittal to a facsimile number other than those set forth above will not constitute a valid delivery.

The undersigned hereby acknowledges receipt of the Prospectus dated May     , 2007 (the “Prospectus”) of Idearc Inc. (the “Company”) and this Letter of Transmittal, which together constitute the Company’s offer to exchange (the “Exchange Offer”) each $1,000 principal amount of its registered 8% Senior Notes due 2016 (the “New Notes”) for each $1,000 principal amount of its outstanding unregistered 8% Senior Notes due 2016 (the “Existing Notes”). The terms of the New Notes to be issued are substantially identical to the Existing Notes, except that the New Notes (1) have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement of which the Prospectus is a part; (2) will not be subject to transfer restrictions applicable to the Existing Notes; (3) will not contain provisions relating to additional interest; (4) will have a different CUSIP or

ISN number; and (5) will not entitle their holders to registration rights. The term “Expiration Date” means 5:00 p.m., New York City time, on             , 2007, unless the Company, in its sole discretion, extends the duration of the Exchange Offer. Capitalized terms used but not defined in this Letter of Transmittal have the respective meanings given to them in the Prospectus.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING IT. YOU MUST FOLLOW THE INSTRUCTIONS BEGINNING ON PAGE 3.

List below the Existing Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate or registration numbers and principal amounts should be listed on a separately signed schedule affixed to this Letter of Transmittal.

DESCRIPTION OF EXISTING NOTES TENDERED	1	2	3
Name(s) and Address(es) of Registered Holder(s) Exactly as Name(s) Appear(s) on Existing Notes (Please fill in)	Certificate or Registration Numbers*	Aggregate Principal Amount Represented by Existing Notes	Principal Amount Tendered**

	Total

*       Need not be completed by book-entry holders.

**     Unless otherwise indicated, the Holder (as defined below) will be deemed to have tendered the full aggregate principal amount represented by such Existing Notes. All tenders must be in minimum denominations of $2,000 or integral multiples of $1,000 in excess of $2,000.

The term “Holder” means any person in whose name Existing Notes are registered on the books of the Company or whose name appears on a security position listing with The Depository Trust Company (“DTC”) as an owner of the Existing Notes or any other person who has obtained a properly completed bond power from a registered Holder of Existing Notes.

This Letter of Transmittal is to be used if the Holder desires to tender Existing Notes (1) by delivery of certificates representing such Existing Notes or by book-entry transfer to an account maintained by the Exchange Agent at DTC, according to the procedures set forth in the Prospectus under the caption “The Exchange Offer — Procedures for Tendering Old Notes” unless an agent’s message is transmitted in lieu of the Letter of Transmittal or (2) according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer — Guaranteed Delivery Procedures.”

The Holder must complete, execute, and deliver this Letter of Transmittal to indicate the action such Holder desires to take with respect to the Exchange Offer. Holders who wish to tender their Existing Notes must complete this Letter of Transmittal in its entirety.

☐	CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number

Transaction Code Number

Holders who desire to tender Existing Notes and who cannot comply with the procedures for tender set forth in the Prospectus under the caption “Exchange Offer — Procedures for Tendering Old Notes” on a timely basis or whose Existing Notes are not immediately available must tender their Existing Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption “Exchange Offer — Guaranteed Delivery Procedures.”

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)

Date of Execution of Notice of Guaranteed Delivery

Name of Eligible Institution that Guaranteed Delivery
If delivered by book-entry transfer:

Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED EXISTING NOTES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name

Address

Address (continued)

Area Code and Telephone Number

SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tender to the Company the principal amount of the Existing Notes indicated above. The undersigned hereby exchanges, assigns and transfers to the Company all right, title, and interest in and to such Existing Notes, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its true and lawful agent and attorney-in-fact with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) and full power and authority to assign, transfer, and exchange the Existing Notes, including, but not limited to, the power and authority to: (1) deliver certificates for Existing Notes together with all accompanying evidence of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned’s agent, of the New Notes to be issued in exchange for such Existing Notes; (2) present Certificates for such Existing Notes for transfer, and to transfer the Existing Notes on the books of the Company; and (3) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Existing Notes, all in accordance with the terms and conditions of the Exchange Offer. The undersigned fully understands that the Exchange Agent is acting as the agent of the Company in connection with the Exchange Offer. The undersigned represents and warrants that the undersigned has full power and authority to tender, assign, and transfer the Existing Notes and to acquire New Notes in exchange for the Existing Notes. The undersigned represents that the Company, upon accepting the Existing Notes for exchange, will acquire good, marketable, and unencumbered title to the Existing Notes, free and clear of all liens, restrictions, charges, and encumbrances and not subject to any adverse claims.

The undersigned further represents that: (1) the New Notes are being obtained in the ordinary course of business of the person receiving such New Notes, whether or not the undersigned is such person; (2) neither the undersigned nor any such other person receiving the New Notes is engaged or intends to engage in the distribution of such New Notes within the meaning of the Securities Act; (3) neither the undersigned nor any such person receiving the New Notes has an arrangement or understanding with any person to participate in the distribution of such New Notes within the meaning of the Securities Act; and (4) the undersigned is not an “affiliate” of the Company within the meaning of the Securities Act.

If the undersigned is or such other person is a broker-dealer that is receiving the New Notes for the undersigned’s or such other person’s own account in exchange for Existing Notes that were acquired as a result of market-making or other trading activities, the undersigned acknowledges and represents that: (1) the undersigned or such other person will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes (but by so acknowledging or by delivering a prospectus, the undersigned will not be deemed to admit that the undersigned or such other person is an “underwriter” within the meaning of the Securities Act); and (2) the undersigned has not entered into any arrangement or understanding with the Company or any “affiliate” of the Company within the meaning of the Securities Act to distribute the New Notes in connection with any resale of the New Notes.

If the undersigned or any such other person is participating in the Exchange Offer for the purpose of distributing the New Notes, each acknowledges that (1) the undersigned and such other person cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in Exxon Capital Holdings Corporation (available April 13, 1989), Morgan Stanley & Co., Inc. (available June 5, 1991) or similar no-action letters regarding Exchange Offer and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction and (2) the undersigned and such other person may incur liability under the Securities Act if either such person fails to comply with such requirements, liability from which the undersigned and such other person are not indemnified by the Company. If the undersigned or any such other person is an “affiliate” of the Company, within the meaning of the Securities Act, the undersigned understands and acknowledges that the undersigned or such other person may not offer for resale, resell, or otherwise transfer such New Notes without registering them under the Securities Act or without an exemption from registration.

The undersigned also warrants that the undersigned will, upon request, execute and deliver any additional documents deemed necessary or desirable by the Exchange Agent or the Company to complete the exchange, assignment, and transfer of tendered Existing Notes. The undersigned further agrees that the Company’s acceptance of any tendered Existing Notes and its issuance of New Notes in exchange for the Existing Notes will constitute performance in full by the Company of its obligations under the Registration Rights Agreement. The Company will have no further obligations or liabilities under the Registration Rights Agreement for the registration of the Existing Notes or the New Notes.

The Exchange Offer is subject to conditions set forth in the Prospectus under the caption “The Exchange Offer — Conditions.” The undersigned recognizes that the Company may not be required to exchange the Existing Notes tendered hereby under some circumstances. In such event, the Existing Notes tendered hereby but not exchanged will be returned to the undersigned promptly after the Expiration Date.

The authority the undersigned is hereby conferring or has agreed to confer will survive the death or incapacity of the undersigned. The obligations of the undersigned under this Letter of Transmittal are binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Unless otherwise indicated in the box entitled “Special Registration Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal, certificates for all New Notes delivered in exchange for the Existing Notes tendered hereby, and for any Existing Notes tendered hereby but not exchanged, will be registered in the name of the undersigned and returned to the undersigned or, in the case of a book-entry transfer of Existing Notes, will be credited to the account indicated above at DTC. If a New Note is to be issued or mailed to a person other than the undersigned, or to the undersigned at an address different from the address shown on this Letter of Transmittal, the undersigned will complete the appropriate boxes on pages 7 and 8 of this Letter of Transmittal.

THE UNDERSIGNED UNDERSTANDS THAT IF THE UNDERSIGNED IS SURRENDERING EXISTING NOTES AND HAS COMPLETED EITHER THE BOX ENTITLED “SPECIAL REGISTRATION INSTRUCTIONS” OR THE BOX ENTITLED “SPECIAL DELIVERY INSTRUCTIONS” IN THIS LETTER OF TRANSMITTAL, THE SIGNATURE(S) ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION (PER INSTRUCTION 4 OF THIS LETTER OF TRANSMITTAL).

SPECIAL REGISTRATION INSTRUCTIONS

(See Instruction 5)

To be completed only if the New Notes are to be issued in the name of a person other than the undersigned.

Issue or deposit New Notes to:

Name(s) :

Account No. (if Applicable):

Address :

Area Code and Telephone Number:

Tax Identification or
Social Security Number:

DTC Account Number:

(PLEASE PRINT OR TYPE)

SPECIAL DELIVERY INSTRUCTIONS

(See Instruction 5)

To be completed only if New Notes are to be sent to a person other than the undersigned, or to the undersigned at an address other than that shown under “Description of Existing Notes Tendered.”

Mail New Notes to:

Name(s):

Address:

Area Code and Telephone Number:

Tax Identification Number or

Social Security Number:

Is this a permanent address change? (check one box)

☐ Yes         ☐ No

(PLEASE PRINT OR TYPE)

REGISTERED HOLDERS OF EXISTING NOTES

PLEASE SIGN HERE

(IN ADDITION, COMPLETE SUBSTITUTE FORM W-9 BELOW)

X ______________________________________________________________________________

X ______________________________________________________________________________

(Signature(s) of Registered Holder(s) or Authorized Signatory)

Must be signed by registered holder(s) exactly as name(s) appear(s) on the Existing Notes or on a security position listing for the owner of the Existing Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted with this Letter of Transmittal. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation, or other person acting in a fiduciary or representative capacity, please provide the following information:

Name and Capacity (full title):

Address (including zip code):

Area Code and Telephone Number: ( )

Tax Identification or Social Security Number:

Dated:

SIGNATURE GUARANTEE (If required – see Instruction 4)

Authorized Signature:
(Signature of Representative of Signature Guarantor)

Name and Title:

Name of Firm:

Address (including zip code):

Area Code and Telephone Number:

(PLEASE PRINT OR TYPE)

INSTRUCTIONS TO LETTER OF TRANSMITTAL

(Forming part of the terms and conditions of the Exchange Offer)

1. Delivery of this Letter of Transmittal and Certificates for Tendered Existing Notes. All certificates representing Existing Notes or any confirmation of a book-entry transfer to the Exchange Agent’s account at DTC, as well as a properly completed and duly executed copy or facsimile of this Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth in this Letter of Transmittal prior to the Expiration Date.

THE HOLDER ASSUMES THE RISK ASSOCIATED WITH THE DELIVERY OF THIS LETTER OF TRANSMITTAL, THE EXISTING NOTES, AND ANY OTHER REQUIRED DOCUMENTS. EXCEPT AS OTHERWISE PROVIDED BELOW, DELIVERY WILL BE DEEMED MADE ONLY WHEN THE EXCHANGE AGENT HAS ACTUALLY RECEIVED THE APPLICABLE ITEMS. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH IN THIS LETTER OF TRANSMITTAL, OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE SET FORTH IN THIS LETTER OF TRANSMITTAL, WILL NOT CONSTITUTE A VALID DELIVERY.

No alternative, conditional, irregular, or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile of this Letter of Transmittal), waive any right to receive notice of the acceptance of the Existing Notes for exchange.

2. Guaranteed Delivery Procedures. Holders who desire to tender Existing Notes for exchange, but who cannot comply with the procedures for tendering on a timely basis set forth in the Prospectus under the caption “The Exchange Offer — Procedures for Tendering Old Notes” or whose Existing Notes are not immediately available may tender in one of the following two ways:

(1)	(a) The tender is made through an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”);

(b) prior to the Expiration Date, the Exchange Agent receives by facsimile transmission, mail, or hand delivery from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (i) setting forth the name and address of the Holder, the registration or certificate number(s) of the Existing Notes tendered, and the principal amount of such Existing Notes; (ii) stating that the tender is being made thereby; and (iii) guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the certificates representing the Existing Notes, in proper form for transfer, or a book-entry confirmation, and any other required documents, will be deposited by the Eligible Institution with the Exchange Agent; and

(c) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as duly executed certificates representing all tendered Existing Notes in proper form for transfer, or a book-entry confirmation, and all other required documents are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

or

(2)	(a) Prior to the Expiration Date, the Exchange Agent receives an agent’s message from DTC stating that DTC has received an express acknowledgment from the participant in DTC tendering the Existing Notes that they have received and agree to be bound by the Letter of Transmittal or the Notice of Guaranteed Delivery, as the case may be, and that the Company can enforce such agreement against such participant; and

(b) the Exchange Agent receives, within three business days after the Expiration Date, either (1) a book-entry confirmation, including an agent’s message, transmitted via DTC’s Automated Tender Offer Program, or (2) a properly completed and executed letter of transmittal or facsimile thereof, together with the certificate(s) representing all tendered Existing Notes in proper form for transfer, or a book-entry confirmation, and all other required documents.

Upon request, the Exchange Agent will send a Notice of Guaranteed Delivery to a Holder who wishes to tender Existing Notes according to the guaranteed delivery procedures set forth above. Such Holder must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any properly completed and executed Letter of Transmittal properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

3. Partial Tenders; Withdrawal. A Holder who tenders less than the entire principal amount of Existing Notes evidenced by a submitted certificate should fill in the principal amount tendered in the column entitled “Principal Amount Tendered” of the box entitled “Description of Existing Notes Tendered” on page 3 of this Letter of Transmittal. A newly-issued Existing Note for that portion of the principal amount not tendered will be sent to such Holder after the Expiration Date. All Existing Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated. Tenders of Existing Notes will be accepted only in minimum denominations of $2,000 or integral multiples of $1,000 in excess of $2,000.

A Holder may withdraw a tender of Existing Notes at any time prior to the Expiration Date. Thereafter, tenders of Existing Notes are irrevocable. To be effective, a written or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must (1) state that the tender is being withdrawn; (2) specify the name of the withdrawing Holder; (3) identify the Existing Notes to be withdrawn (including the certificate registration number(s) and principal amount of such Existing Notes, or, in the case of Existing Notes transferred by book-entry transfer, the name and number of the account at the book-entry transfer facility to be credited and otherwise comply with the procedures for such facility); (4) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Existing Notes register the transfer of such Existing Notes into the name of the person withdrawing the tender; and (5) specify the name in which any such Existing Notes are registered, if different from the person tendering such Existing Notes. Any Existing Notes that have been tendered but not accepted for exchange will be returned to the Holder of such Existing Notes without cost to such Holder promptly after withdrawal or termination of the Exchange Offer.

4. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered Holder(s) of the Existing Notes, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement. If this Letter of Transmittal is signed by a participant in the book-entry transfer facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Existing Notes.

If there are two or more joint owners of record of Existing Notes, they must all sign this Letter of Transmittal.

If a number of Existing Notes registered in different names are tendered, it will be necessary to complete, sign, and submit as many separate copies of this Letter of Transmittal as there are different registrations of Existing Notes.

Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Existing Notes are tendered (1) by a registered Holder who has not completed the box entitled “Special Registration Instructions” or “Special Delivery Instructions” on the Letter of Transmittal or (2) for the account of an Eligible Institution.

If this Letter of Transmittal is signed by the registered Holder of Existing Notes (which term, for the purposes described in this Letter of Transmittal, includes a participant in the book-entry transfer facility whose name appears on a security listing as the holder of the Existing Notes) listed and tendered hereby, no endorsements of the tendered Existing Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the Existing Notes or properly transmit completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Existing Notes, and, with respect to a participant in the book-entry transfer facility whose name appears on a security position listing as the owner of Existing Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Existing Notes or bond power guaranteed by an Eligible Institution (except where the Existing Notes are tendered for the account of an Eligible Institution).

If this Letter of Transmittal, any certificates, or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

5. Special Registration and Delivery Instructions. Holders should indicate, in the applicable box, the name (or account at the book-entry transfer facility) in which and address to which the New Notes are to be issued (or deposited) if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the Holder should complete the box on page 7 of this Letter of Transmittal.

If no instructions are given, the New Notes will be issued in the name of and sent to the current Holder of the Existing Notes or deposited at such Holder’s account at the book-entry transfer facility.

6. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Existing Notes to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any other reason other than the transfer and exchange of Existing Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

Except as provided in this Instruction 6 of this Letter of Transmittal, it will not be necessary for transfer stamps to be affixed to the Existing Notes listed in this Letter of Transmittal.

7. Waiver of Conditions. The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

8. Mutilated, Lost, Stolen, or Destroyed Notes. Any Holder whose Existing Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number(s) set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Company at P.O. Box 619810, DFW Airport, Texas 75261, Attention: Investor Relations (telephone: (877) 343-3272).

10. Validity and Form. The Company will determine in its sole discretion all questions as to the validity, form, eligibility (including time of receipt), acceptance, and withdrawal of tendered Existing Notes, which determination will be final and binding. The Company reserves the absolute right to reject any and all Existing Notes not properly tendered or any Existing Notes the Company’s acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities, or conditions of tender as to particular Existing Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Existing Notes must be cured within such time as the Company determines. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Existing Notes, neither the Company, the Exchange Agent, nor any other person will incur any liability for failure to give such notification. Tenders of Existing Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Existing Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders promptly after the Expiration Date, or, in the case of Existing Notes tendered by book-entry transfer, will be transferred into the holder’s account at DTC according to the procedures described above.

IMPORTANT TAX INFORMATION

Under federal income tax law, a Holder tendering Existing Notes is required to provide the Exchange Agent with such Holder’s correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9 above. If such Holder is an individual, the TIN is the Holder’s social security number. Other Holders should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for information on the correct TIN to report. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service on each failure to provide a correct TIN. In addition, if the Exchange Agent is not provided with the correct TIN, payments that are made to such Holder with respect to tendered Existing Notes may be subject to backup withholding.

Certain Holders (including, among others, corporations and tax-exempt entities) are not subject to these backup withholding and reporting requirements. For such a Holder to qualify as an exempt recipient, such Holder should complete the Substitute Form W-9 above and write “EXEMPT” on the face thereof to avoid possible erroneous withholding. A foreign person may qualify as an exempt recipient by completing the Substitute Form W-9 as described above and by submitting a properly completed Certification of Foreign Status to the Exchange Agent on Internal Revenue Service Form W-8BEN, W-8ECI, W-8EXP, or W-8IMY, as applicable, signed under penalties of perjury, attesting to that Holder’s foreign status. Such forms can be obtained from the Exchange Agent.

If backup withholding applies, the Exchange Agent is required to withhold the applicable backup withholding rate on any amounts otherwise payable to the Holder. For reportable payments made during calendar year 2007, the applicable backup withholding rate is 28%. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

To prevent backup withholding on payments that are made to a Holder with respect to Existing Notes tendered for exchange, the Holder is required to notify the Exchange Agent of the Holder’s correct TIN by completing the form in this Letter of Transmittal certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (1) such Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified such Holder that such Holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

Each Holder is required to give the Exchange Agent the social security number or employer identification number of the record Holder(s) of the Existing Notes. If Existing Notes are in more than one name or are not in the name of the actual Holder, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, which may also be obtained from the Exchange Agent, for additional guidance on which number to report.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

If the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, check the “Awaiting TIN” box on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number, and return the executed documents to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN, the Exchange Agent will withhold at the applicable backup withholding rate on all payments made thereafter until a TIN is provided to the Exchange Agent.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE OF THIS LETTER OF TRANSMITTAL (TOGETHER WITH CERTIFICATES FOR EXISTING NOTES OR A BOOK ENTRY-CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME ON THE EXPIRATION DATE.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this Type of Account:	Give the TAXPAYER IDENTIFICATION NUMBER of:	For this Type of Account:	Give the TAXPAYER IDENTIFICATION NUMBER of:
1. Individual	The individual	8. Corporation or other entity electing corporate status on Form 8832	The corporation

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	9. Association, club, religious, charitable, educational or other tax-exempt organization	The organization

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	10. Partnership	The partnership

4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)	11. A broker or registered nominee	The broker or nominee

b. So-called trust account that is not a legal or valid trust under state law	The actual owner (1)	12. Account with the Department of Agriculture in the name of a public entity that receives agricultural program payments	The public entity

5. Sole proprietorship	The owner (3)

6. Single-owner LLC	The owner (3)

7. A valid trust, estate, or pension trust	The legal entity (4)

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s social security number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	Show the name of the owner. Either the social security number or employee identification number of the owner or the employer identification number for the entity (if you have one) may be used.
(4)	List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Section references are to the Internal Revenue Code.

Obtaining a Number

If you don’t have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number.

Payees Exempt from Backup Withholding

The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)	A corporation.

(2)	An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

(3)	The United States or any of its agencies or instrumentalities.

(4)	A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(5)	A foreign government or any of its political subdivisions, agencies or instrumentalities.

(6)	An international organization or any of its agencies or instrumentalities.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	A trust exempt from tax under section 664 or described in section 4947.

Privacy Act Notice. Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal or state agencies to enforce federal non-tax criminal laws and to combat terrorism. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 28% under current law on payments of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties.

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.